                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 16, 2004

                                EFC BANCORP, INC.
                                -----------------
             (Exact name of Registrant as specified in its Charter)

     Delaware                    1-13605                    36-4193304
-------------------              -------                    ----------
(State or other            (Commission File Number)         (IRS Employer
jurisdiction of                                             Identification No.)
incorporation)



1695 Larkin Avenue, Elgin, Illinois                     60123
-----------------------------------                     -----
(Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code:     (847) 741-3900
                                                        --------------

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE
         -----------------------------------------

      On January 16, 2004, EFC Bancorp, Inc. (the "Company") issued a press release announcing that the Company had completed its plan to repurchase 5% of the Company's outstanding common stock. The Company repurchased a total of 231,808 shares of the Company's common stock at an average price of $17.93.

      The press release is attached as Exhibit 99.1 and incorporated by reference.

ITEM 7.  FINANCIAL STATEMENTS AND OTHER EXHIBITS.
         ---------------------------------------

      Exhibit 99.1 Press Release dated January 16, 2004.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       EFC BANCORP, INC.




Date: January 16, 2004                 By: /s/ James J. Kovac
                                           -------------------------------------
                                           James J. Kovac
                                           Executive Vice President and
                                           Chief Financial Officer

EXHIBIT 99.1      PRESS RELEASE